Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST J.P. Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Devon Energy Corporation

2.   Date of Purchase:  July 5, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $1,481.585

5.   Price Per Unit:  $99.70

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Morgan Stanley and Company

7. Other Members of the Underwriting Syndicate: Goldman Sachs & Co, Morgan Stanley & Company LLC, UBS Securities LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, RBC Capital Markets, LlC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce Fenner & Smith Inc., BMO Capital Markets Corp., Mitsubishi UFJ Securities
(USA), Inc., Scotia Capital (USA), Inc., SG Americas Securities LLC, U.S. Bancorp Investments, Inc., Wells Fargo Securities, LLC.



[PAGE BREAK]


Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST High Yield Portfolio (JP Morgan
Sleeve)

1.   Name of Issuer:   Equinix Inc.

2.   Date of Purchase:  July 6, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $255,000

5.   Price Per Unit:  $100

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Citigroup Global Markets

7.   Other Members of the Underwriting Syndicate:  J.P. Morgan
Securities LLC, Citigroup Global Markets Inc., Barclays
Capital Inc., Merrill Lynch, Pierce Fenner & Smith Inc.,
Evercore Group LLC, ING Financial Markets LLC, RBS Securities
Inc.



[PAGE BREAK]


Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST J.P. Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Toronto-Dominion Bank

2.   Date of Purchase:  July 7, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $285,929

5.   Price Per Unit:  $99.627

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Goldman Sachs and Company

7. Other Members of the Underwriting Syndicate: TD Securities (USA) LLC, Goldman, Sachs & Co, Citigroup Global Markets, Morgan Stanley & Co. LLC, BMO Capital Markets Corp., CIBC World Markets Corp., Credit Suisse Securities (USA) LLC, Desjardins Securities Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC, Lloyds Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, National Bank of Canada Financial Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc., UBS Securities LLC, Wells Fargo Securities, LLC



[PAGE BREAK]


Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST High Yield Portfolio (JP Morgan
Sleeve)

1.   Name of Issuer:   Dynacast International LLC / Dynacast
Finance Inc.

2.   Date of Purchase:  July 12, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $150,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Macquarie Capital

7.   Other Members of the Underwriting Syndicate:  J.P. Morgan
Securities Inc., Macquarie Securities USA Inc.




[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST J.P. Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   UDR, Inc.

2.   Date of Purchase:  July 13, 2011

3.   Number of Securities Purchased:  10,400

4.   Dollar Amount of Purchase:  $260,000

5.   Price Per Unit:  $25.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Wells Fargo Advisors LLC

7. Other Members of the Underwriting Syndicate: Merrill Lynch, Pierce, Fenner & Smith Inc., J.P. Morgan Securities Inc., Morgan Stanley & Co., LLC, Wells Fargo Securities, LLC, Evercore Group LLC, Mitsubishi UFJ Securities (USA), Inc., Piper Jaffray & Co, PNC Capital Markets, LLC, RBC Capital Markets, LLC




[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST J.P. Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Capital One Financial Corporation

2.   Date of Purchase:  July 14, 2011

3.   Number of Securities Purchased:  4,100

4.   Dollar Amount of Purchase:  $205,000

5.   Price Per Unit:  $50.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Barclays Bank PLC

7.   Other Members of the Underwriting Syndicate:  Barclays
Capital Inc., Morgan Stanley & Co. LLC, J.P. Morgan Securities
LLC, Merrill Lynch, Pierce Fenner & Smith Inc., Keefe,
Bruyette & Woods, Inc.



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST Small Cap Growth Portfolio (Eagle
Sleeve)

1.   Name of Issuer:   Skullcandy, Inc.

2.   Date of Purchase:  July 19, 2011

3.   Number of Securities Purchased:    34,395

4.   Dollar Amount of Purchase:  $687,900

5.   Price Per Unit:  $20.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: BofA Merrill Lynch

7. Other Members of the Underwriting Syndicate: Merrill Lynch, Pierce Fenner & Smith Inc., Morgan Stanley & Co. LLC, Jefferies & Company, Inc., Piper Jaffray & Co., KeyBanc Capital Markets Inc., Raymond James & Associates, Inc.



[PAGE BREAK



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST High Yield Portfolio (JP Morgan
Sleeve)

1.   Name of Issuer:   SunCoke Energy Inc.

2.   Date of Purchase:  July 20, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $115,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Credit Suisse Securities

7. Other Members of the Underwriting Syndicate: Barclays Capital, Citigroup Global Markets Inc., Credit Suisse, JP Morgan Securities, RBS Securities Inc., Bank of America Merrill Lynch, BNY Mellon Capital Markets LLC, KeyBanc Capital Markets, US Bancorp, Wells Fargo & Co, Williams Capital Group LP.



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST Goldman Sachs Small Cap Value
Portfolio

1.   Name of Issuer:   Francesca's Holdings Corp.

2.   Date of Purchase:  July 22, 2011

3.   Number of Securities Purchased:    13,471

4.   Dollar Amount of Purchase:  $229,007

5.   Price Per Unit:  $17.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: J.P. Morgan Chase & Co.

7.   Other Members of the Underwriting Syndicate:  Goldman
Sachs & Co., J.P. Morgan Securities LLC, Jeffries & Company
Inc., RBC Capital Markets LLC, Stifel, Nicholaus & Co. Inc.,
Keybanc Capital Markets Inc.




[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST BlackRock Global Strategies Portfolio

1.   Name of Issuer:   Morgan Stanley

2.   Date of Purchase:  July 21, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $199,954

5.   Price Per Unit:  $99.977

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Morgan Stanley & Co. LLC

7. Other Members of the Underwriting Syndicate: Morgan Stanley & Co. LLC, Mitsubishi UFJ Securities (USA), Inc., KKR Capital Markets LLC, ABN AMRO Bank N.V., BB&T Capital Markets, a division of Scott & Stringfellow, Inc., Blaylock Robert Van, LLC, CastleOak Securities, LP, Credit Agricole Securities (USA) Inc, Drexel Hamilton, LLC, KeyBanc Capital Markets Inc., Loop Capital Markets Inc., Natixis Bleichroeder Inc. , PNC Capital Markets LLC, RBS Securities Inc., Samuel A. Ramirez & Company , Inc., Santander Investment Securities Inc., Scotia Capital (USA) Inc., SunTrust Robinson Humphrey, Inc., TD Securities (USA) LLC, UniCredit Bank AG, U.S. Bancorp Investments, Inc.



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST Small Cap Growth Portfolio (Eagle
Sleeve)

1.   Name of Issuer:   Dunkin' Brands Group Inc.

2.   Date of Purchase:  July 27, 2011

3.   Number of Securities Purchased:  5,768

4.   Dollar Amount of Purchase:  $109,060

5.   Price Per Unit:  $19.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Barclays Capital

7. Other Members of the Underwriting Syndicate: J.P. Morgan Securities LLC, Barclays Capital Inc., Morgan Stanley & Co. LLC, Merrill Lynch, Pierce Fenner & Smith Inc., Goldman, Sachs & Co., Robert W. Baird & Co. Inc., William Blair & Company LLC, Raymond James & Associates, Inc., Stifel, Nicolaus & Company, Inc., Wells Fargo Securities, LLC, Moelis & Company LLC, SMBC Nikko Capital Markets Limited, Samuel A. Ramirez & Company Inc., The Williams Capital Group, L.P.



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST Goldman Sachs Small Cap Value
Portfolio

1.   Name of Issuer:   Dunkin' Brands Group Inc.

2.   Date of Purchase:  July 27, 2011

3.   Number of Securities Purchased:  5,291

4.   Dollar Amount of Purchase:  $100,529

5.   Price Per Unit:  $19.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Barclays Capital

7. Other Members of the Underwriting Syndicate: J.P. Morgan Securities LLC, Barclays Capital Inc., Morgan Stanley & Co. LLC, Merrill Lynch, Pierce Fenner & Smith Inc., Goldman, Sachs & Co., Robert W. Baird & Co. Inc., William Blair & Company LLC, Raymond James & Associates, Inc., Stifel, Nicolaus & Company, Inc., Wells Fargo Securities, LLC, Moelis & Company LLC, SMBC Nikko Capital Markets Limited, Samuel A. Ramirez & Company Inc., The Williams Capital Group, L.P.



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST Small Cap Value Portfolio (JP Morgan
Sleeve)

1.   Name of Issuer:   Dunkin' Brands Group Inc.

2.   Date of Purchase:  July 27, 2011

3.   Number of Securities Purchased:  8,300

4.   Dollar Amount of Purchase:  $157,700

5.   Price Per Unit:  $19.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Barclays Bank PLC

7. Other Members of the Underwriting Syndicate: J.P. Morgan Securities LLC, Barclays Capital Inc., Morgan Stanley & Co. LLC, Merrill Lynch, Pierce Fenner & Smith Inc., Goldman, Sachs & Co., Robert W. Baird & Co. Inc., William Blair & Company LLC, Raymond James & Associates, Inc., Stifel, Nicolaus & Company, Inc., Wells Fargo Securities, LLC, Moelis & Company LLC, SMBC Nikko Capital Markets Limited, Samuel A. Ramirez & Company Inc., The Williams Capital Group, L.P.



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST High Yield Portfolio (JP Morgan
Sleeve)

1.   Name of Issuer:   HCA Inc.

2.   Date of Purchase:  July 26, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $1,305,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Bank of America Merrill Lynch

7.   Other Members of the Underwriting Syndicate:  J.P. Morgan
Securities LLC, Barclays Capital Inc., Merrill Lynch, Pierce,
Fenner & Smith Inc., Citigroup Global Markets Inc., Deutsche
Bank Securities Inc., Wells Fargo Securities LLC.



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST Goldman Sachs Small Cap Value
Portfolio

1.   Name of Issuer:   Teavana Holdings Corp.

2.   Date of Purchase:  July 27, 2011

3.   Number of Securities Purchased:  10,428

4.   Dollar Amount of Purchase:  $177,276

5.   Price Per Unit:  $17.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Merrill Lynch, Pierce, Fenner & Smith Inc.

7.   Other Members of the Underwriting Syndicate:  Merrill
Lynch, Pierce, Fenner & Smith Inc., Goldman, Sachs & Co.,
Morgan Stanley & Co. LLC, Piper Jaffray & Co., William Blair &
Co., LLC, Stifel, Nicholaus & Company, Inc.




[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST Small Cap Value Portfolio (JP Morgan
Sleeve)

1.   Name of Issuer:   Wesco Aircraft Holdings, Inc.

2.   Date of Purchase:  July 28, 2011

3.   Number of Securities Purchased:  63,666

4.   Dollar Amount of Purchase:  $955,000

5.   Price Per Unit:  $15.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Barclays Bank PLC

7. Other Members of the Underwriting Syndicate: Barclays Capital Inc., Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Inc., J.P. Morgan Securities LLC, William Blair & Company LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., RBC Capital Markets, LLC, Robert W. Baird & Co., Inc., Citigroup Global Markets Inc., SMBC Nikko Capital Markets Limited.




[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST Small Cap Value Portfolio (JP Morgan
Sleeve)

1.   Name of Issuer:   C&J Energy Services, Inc.

2.   Date of Purchase:  July 29, 2011

3.   Number of Securities Purchased:  17,900

4.   Dollar Amount of Purchase:  $519,100

5.   Price Per Unit:  $29.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Goldman Sachs and Co.

7. Other Members of the Underwriting Syndicate: Goldman Sachs & Co., J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Wells Fargo Securities, LLC, Simmons & Company International, Tudor, Pickering, Holt & Co. Securities, Inc.




[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Procter & Gamble

2.   Date of Purchase:  August 10, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $565,417

5.   Price Per Unit:  $99.196

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Deutsche Bank Securities

7. Other Members of the Underwriting Syndicate: Deutsche Bank Securities, HSBC Securities (USA) Inc., Morgan Stanley & Co., LLC, Citigroup Global Markets, Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Inc., RBS Securities Inc., Barclays Capital Inc., Mitsubishi UFJ Securities (USA), Inc., UBS Securities LLC, Wells Fargo Securities, LLC.




[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JPMorgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Occidental Petroleum Corp.

2.   Date of Purchase:  August 15, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $1,282,646

5.   Price Per Unit:  $99.046

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Barclays Capital Inc

7. Other Members of the Underwriting Syndicate: Barclays Capital Inc., Citigroup Global Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Inc., Wells Fargo Securities, LLC, Mitsubishi UFJ Securities (USA), Inc., RBS Securities Inc., SG Americas Securities, LLC, BNP Paribas Securities Corp., BNY Mellon Capital Markets, LLC, Credit Suisse Securities (USA) LLC, Scotia Capital (USA) LLC, UBS Securities LLC, Banco Bilbao Vizcaya Argentaria, S.A., Mizuho Securities USA, Inc., Banca IMI S.p.A., Standard Chartered Bank




[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund: AST J.P. Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   AvalonBay Communities Inc.

2.   Date of Purchase:  August 17, 2011

3.   Number of Securities Purchased:  900

4.   Dollar Amount of Purchase:  $115,425

5.   Price Per Unit:  $128.25

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Morgan Stanley and Company LLC New York

7. Other Members of the Underwriting Syndicate: Morgan Stanley & Co., LLC, Merrill Lynch, Pierce, Fenner & Smith Inc., J.P. Morgan Securities LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Wells Fargo Securities, LLC




[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST BlackRock Global Strategies Portfolio

1.   Name of Issuer:   VF Corporation

2.   Date of Purchase:  August 17, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $99,690

5.   Price Per Unit:  $99.69

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Merrill Lynch, Pierce, Fenner & Smith Inc.

7. Other Members of the Underwriting Syndicate: Merrill Lynch, Pierce, Fenner & Smith Inc., J.P. Morgan Securities, LLC, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., HSBC Securities (USA) Inc., Barclays Capital Inc., BNP Paribas Securities Corp., ING Financial Markets, LLC, Morgan Stanley & Co, LLC, PNC Capital Markets LLC, RBS Securities Inc., Santander Investment Securities Inc., U.S. Bancorp Investments, Inc.



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JPMorgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   VF Corporation

2.   Date of Purchase:  August 17, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $309,039

5.   Price Per Unit:  $99.69

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Bank of America Merrill Lynch

7. Other Members of the Underwriting Syndicate: Merrill Lynch, Pierce, Fenner & Smith Inc., J.P. Morgan Securities, LLC, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., HSBC Securities (USA) Inc., Barclays Capital Inc., BNP Paribas Securities Corp., ING Financial Markets, LLC, Morgan Stanley & Co, LLC, PNC Capital Markets LLC, RBS Securities Inc., Santander Investment Securities Inc., U.S. Bancorp Investments, Inc.




[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JPMorgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Arizona Public Service

2.   Date of Purchase:  August 22, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $106,279

5.   Price Per Unit:  $99.326

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Wells Fargo Advisors

7.   Other Members of the Underwriting Syndicate:  Deutsche
Bank Securities Inc, J.P. Morgan Securities LLC, UBS
Securities LLC, Wells Fargo Securities, LLC, Samuel A. Ramirez
& Company Inc, SL Hare Capital Inc, The Williams Capital Group
L.P.



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JPMorgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   America Movil SAB DE

2.   Date of Purchase:  August 31, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase: $391,793

5.   Price Per Unit:  $99.188

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Bank of America Merrill Lynch

7.   Other Members of the Underwriting Syndicate:  J.P. Morgan
Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Inc.,
Banco Cilbao Vizcaya Argentaria, S.A., Banca IMI S.p.A.




[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JPMorgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Enbridge Energy Partners

2.   Date of Purchase:  September 6, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $648,687

5.   Price Per Unit:  $99.7980

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Citigroup Global

7.   Other Members of the Underwriting Syndicate:  Citigroup
Global Markets Inc., RBS Securities Corp, Wells Fargo
Securities, LLC, BNP Paribas Securities Corp, J.P. Morgan
Securities LLC, DnB NOR Markets, Inc, Mizuho Securities USA
Inc, SMBC Nikko Capital Markets Limited



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JPMorgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Lockheed Martin Corp

2.   Date of Purchase:  September 6, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $729,445

5.   Price Per Unit:  $99.924

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Citigroup Global Markets

7. Other Members of the Underwriting Syndicate: Citigroup Global Markets Inc, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Inc, Morgan Stanley & Co, LLC, Wells Fargo Securities, LLC, Credit Agricole Securities (USA) Inc, Goldman Sachs & Co, Mitsubishi UFJ Securities Inc (USA) Inc, Mizuho Securities USA Inc, UBS Securities LLC, U.S. Bancorp Investments, Inc, ANZ Securities Inc, Lloyds Securities Inc, RBC Capital Markets, LLC, SMBC Nikko Capital Markets Limited




[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JPMorgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Daimler Finance NA LLC

2.   Date of Purchase:  September 7, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $193,733

5.   Price Per Unit:  $99.35

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Deutsche Bank

7.   Other Members of the Underwriting Syndicate:  BNP
Paribas, Deutsche Bank Securities Inc, HSBC Securities, JP
Morgan Securities



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST J.P. Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   France Telecom

2.   Date of Purchase:  September 7, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $86,537

5.   Price Per Unit:  $99.468

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Merrill Lynch, Pierce, Fenner & Smith Inc.

7.   Other Members of the Underwriting Syndicate:  Citigroup
Global Markets Inc, J.P. Morgan Securities LLC, Merrill Lynch,
Pierce, Fenner & Smith Inc.




[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST J.P. Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   France Telecom

2.   Date of Purchase:  September 7, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $603,839

5.   Price Per Unit:  $98.99

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Merrill Lynch, Pierce, Fenner & Smith Inc.

7.   Other Members of the Underwriting Syndicate:  Citigroup
Global Markets Inc., J.P. Morgan Securities LLC, Merrill
Lynch, Pierce, Fenner & Smith Inc.



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST J.P. Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Schlumberger Investments

2.   Date of Purchase:  September 7, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $986,822

5.   Price Per Unit:  $99.679

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Citigroup Global Markets Inc

7.   Other Members of the Underwriting Syndicate:  Citigroup
Global Markets Inc, Deutsche Bank Securities Inc, HSBC
Securities, JP Morgan Securities



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST J.P. Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Time Warner Cable Inc.

2.   Date of Purchase:  September 7, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $297,327

5.   Price Per Unit:  $99.109

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Goldman Sachs & Co.

7. Other Members of the Underwriting Syndicate: Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Inc, Mizuho Securities USA Inc, Wells Fargo Securities, LLC, Barclays Capital Inc, BNP Paribas Securities Corp, Mitsubishi UFS Securities Inc (USA) Inc, Citigroup Global Markets Inc, Credit Agricole Securities (USA) LLS, Deutsche Bank Securities Inc, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, RBS Securities Inc., SMBC Nikko Capital Markets Limited, UBS Securities LLC, U.S. Bancorp Investments, Inc., Banco Bilbao Vizcaya Argentaria S.A., BNY Mellon Capital Markets, LLC, Lebenthal & Co. LLC, Lloyds Securities Inc, Loop Capital Markets LLC, The Williams Capital Group, L.P.



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST High Yield Portfolio (JP Morgan
Sleeve)

1.   Name of Issuer:   Calumet Specialty Products

2.   Date of Purchase:  September 8, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $376,650

5.   Price Per Unit:  $93.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Merrill Lynch, Pierce, Fenner & Smith Inc.

7.   Other Members of the Underwriting Syndicate:  Barclays
Capital Inc, J.P. Morgan Securities LLC, Merrill Lynch,
Pierce, Fenner & Smith Inc, Deutsche Bank Securities Inc,
Wells Fargo Securities, LLC



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST J.P. Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Fluor Corp

2.   Date of Purchase:  September 8, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $151,652

5.   Price Per Unit:  $99.119

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Merrill Lynch, Pierce, Fenner & Smith Inc

7. Other Members of the Underwriting Syndicate: Merrill Lynch, Pierce, Fenner & Smith Inc, BNP Paribas Securities Corp, Credit Suisse Securities (USA) LLC, UBS Securities LLC, ANZ Securities, Inc., Banca IMI S.p.A., Barclays Capital Inc, Citigroup Global Markets Inc, Credit Agricole Securities (USA) Inc, ING Financial Markets LLC, J.P. Morgan Securities LLC, Lloyds Securities Inc, Mitsubishi UFJ Securities (USA), Inc, Santander Investment Securities Inc, Scotia Capital (USA) Inc, Standard Chartered Bank, Wells Fargo Securities, LLC



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST High Yield Portfolio (JP Morgan
Sleeve)

1.   Name of Issuer:   Fresenius Med Care US

2.   Date of Purchase:  September 8, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $443,804

5.   Price Per Unit:  $98.623

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Barclays Capital Inc

7.   Other Members of the Underwriting Syndicate:  Barclays
Capital Inc, Credit Suisse Securities (Europe), J.P. Morgan
Securities Ltd/London, Morgan Stanley & Co International



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST J.P. Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   PNC Funding Corp

2.   Date of Purchase:  September 14, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $1,093,675

5.   Price Per Unit:  $99.879

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Merrill Lynch, Pierce, Fenner & Smith Inc

7.   Other Members of the Underwriting Syndicate:  Merrill
Lynch, Pierce, Fenner & Smith Inc, J.P. Morgan Securities LLC,
PNC Capital Markets LLC



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST J.P. Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Southern Power Co

2.   Date of Purchase:  September 14, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $308,596

5.   Price Per Unit:  $99.547

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: RBS Securities Inc

7.   Other Members of the Underwriting Syndicate:  J.P. Morgan
Securities LLC, Mizuho Securities USA Inc, RBS Securities Inc,
UBS Securities LLC, Banco Bilbao Vizcaya Argentaria S.A.,
Lloyds Securities Inc



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST High Yield Portfolio (JP Morgan
Sleeve)

1.   Name of Issuer:   Bill Barrett Corp

2.   Date of Purchase:  September 20, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $455,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Merrill Lynch, Pierce, Fenner & Smith Inc

7. Other Members of the Underwriting Syndicate: Merrill Lynch, Pierce, Fenner & Smith Inc, J.P. Morgan Securities LLC, Deutsche Bank Securities Inc, Wells Fargo Securities, LLC, BMO Capital Markets Corp, BNP Paribas Securities Corp, Banco Bilbao Vizcaya Argentaria S.A., Credit Suisse Securities (USA) LLC, Lloyds Securities Inc, Mitsubishi UFJ Securities Inc
(USA) Inc, U.S. Bancorp Investments, Inc, Comerica Securities, Inc, Scotia Capital (USA) Inc, Sun Trust Robinson Humphrey, Inc, Howard Weil Incorporated, Barclays Capital Inc, BOSC, Inc, Goldman, Sachs & Co



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AT BlackRock Global Strategies Portfolio

1.   Name of Issuer:   Iron Mountain Inc.

2.   Date of Purchase:  September 20, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $170,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: J.P. Morgan Securities LLC

7. Other Members of the Underwriting Syndicate: J.P. Morgan Securities LLC, Morgan Stanley & Co, LLC, Barclays Capital Inc, Merrill Lynch, Pierce, Fenner & Smith Inc, HSBC Securities (USA) Inc, RBS Securities Inc, Scotia Capital (USA) Inc, Credit Agricole Securities (USA) Inc, PNC Capital Markets LLC, TD Securities (USA) LLC, Wells Fargo Securities, LLC



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST High Yield Portfolio (JP Morgan
Sleeve)

1.   Name of Issuer:   Iron Mountain Inc.

2.   Date of Purchase:  September 20, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $450,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Morgan Stanley and Co

7. Other Members of the Underwriting Syndicate: J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Barclays Capital Inc, Merrill Lynch, Pierce, Fenner & Smith Inc, HSBC Securities (USA) Inc, RBS Securities Inc, Scotia Capital (USA) Inc, Credit Agricole Securities (USA) Inc, PNC Capital Markets LLC, TD Securities (USA) LLC, Wells Fargo Securities, LLC



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST High Yield Portfolio

1.   Name of Issuer:   Dolphin Subsidiary II

2.   Date of Purchase:  September 26, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $375,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Merrill Lynch, Pierce, Fenner & Smith Inc

7.   Other Members of the Underwriting Syndicate:  Bank of
America Merrill Lynch, Barclays Capital, J.P. Morgan, Morgan
Stanley, BNP Paribas, Credit Agricole CIB, Mitsubishi UFJ
Securities USA Inc, Scotia Capital Inc



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST High Yield Portfolio (JP Morgan
Sleeve)

1.   Name of Issuer:   Dolphin Subsidiary II

2.   Date of Purchase:  September 26, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $320,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Merrill Lynch, Pierce, Fenner & Smith Inc

7.   Other Members of the Underwriting Syndicate:  Bank of
America Merrill Lynch, Barclays Capital, J.P. Morgan, Morgan
Stanley, BNP Paribas, Credit Agricole CIB, Mitsubishi UFJ
Securities USA Inc, Scotia Capital Inc



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST J.P. Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Thomson Reuters Corp

2.   Date of Purchase:  September 28, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $918,514

5.   Price Per Unit:  $99.576

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Deutsche Bank Securities

7. Other Members of the Underwriting Syndicate: Barclays Capital Inc, Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, RBS Securities Inc, HSBC Securities (USA) Inc, Merrill Lynch, Pierce, Fenner & Smith Inc, UBS Securities LLC, BMO Capital Markets Corp, Citigroup Global Markets Inc, Goldman, Sachs & Co, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, Standard Chartered Bank, TD Securities (USA) LLC



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.  Name of Fund:  AST BlackRock Global Strategies Portfolio

1.   Name of Issuer:   Peabody Energy Corp

2.   Date of Purchase:  November 7, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $1,505,000

5.   Price Per Unit:  $100

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Merrill Lynch, Pierce, Fenner & Smith Inc

7. Other Members of the Underwriting Syndicate: Merrill Lynch, Pierce, Fenner & Smith Inc, Morgan Stanley & Co. LLC, UBS Securities LLC, Citigroup Global Markets, HSBC Securities
(USA) Inc., RBS Securities Inc, Banco Bilbao Vizcaya Argentaria, S.A., Mitsubishi UFJ Securities (USA), Inc, PNC Capital Markets LLC, Santander Investment Securities Inc., U.S. Bancorp Investments, Inc., Wells Fargo Securities, LLC, ANZ Securities, Inc., Fifth Third Securities, Inc., nabSecurities, LLC, SMBC Nikko Capital Markets Limited, Standard Chartered Corporation, Westpac Banking Corporation



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST BlackRock Global Strategies Portfolio

1.   Name of Issuer:   Boston Properties LP

2.   Date of Purchase:  November 3, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $99,767

5.   Price Per Unit:  $99.767

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: J.P. Morgan Securities, LLC

7. Other Members of the Underwriting Syndicate: Deutsche Bank Securities Inc, J.P. Morgan Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Inc, Morgan Stanley & Co LLC, U.S. Bancorp Investments, Inc, Wells Fargo Securities, LLC, BB& T Capital Markets, a division of Scott & Stringfellow, LLC, BNY Mellon Capital Markets, LLC, Mitsubishi UFJ Securities (USA), Inc, PNC Capital Markets LLC, RBS Securities Inc, Santander Investment Securities Inc, Sun Trust Robinson Humphrey Inc



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST Goldman Sachs Small Cap Value
Portfolio

1.   Name of Issuer:   Michael Kors Holdings Limited

2.   Date of Purchase:  December 14, 2011

3.   Number of Securities Purchased:  11,802

4.   Dollar Amount of Purchase:  $236,040

5.   Price Per Unit:  $20.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: J.P. Morgan Chase & Co., Morgan Stanley & Co.,
LLC.

7.   Other Members of the Underwriting Syndicate:  Morgan
Stanley & Co, LLC, J.P. Morgan Securities LLC, Goldman Sachs &
Co, Robert W. Baird & Co. Inc, Jefferies & Company Inc, Nomura
Securities International Inc, Piper Jaffray & Co



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST Goldman Sachs Mid Cap Growth Portfolio

1.   Name of Issuer:   Groupon Inc.

2.   Date of Purchase:  November 3, 2011

3.   Number of Securities Purchased:  78,757

4.   Dollar Amount of Purchase:  $1,575,140

5.   Price Per Unit:  $20.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Morgan Stanley & Co. LLC.

7. Other Members of the Underwriting Syndicate: Morgan Stanley & Co. LLC, Goldman Sachs & Co, Credit Suisse Securities (USA) LLC, Allen & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Inc., Barclays Capital Inc, Citigroup Global Markets Inc, Deutsche Bank Securities Inc, J.P. Morgan Securities LLC, Wells Fargo Securities LLC, Williams Blair & Company LLC, Loop Capital Markets Inc, RBC Capital Markets LLC, The Williams Capital Group, L.P.



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST Goldman Sachs Mid Cap Growth Portfolio

1.   Name of Issuer:   Zynga Inc.

2.   Date of Purchase:  December 15, 2011

3.   Number of Securities Purchased:  110,148

4.   Dollar Amount of Purchase:  $1,101,480

5.   Price Per Unit:  $10.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Morgan Stanley & Co. LLC.

7.   Other Members of the Underwriting Syndicate:  Morgan
Stanley & Co. LLC, Goldman Sachs & Co., Merrill Lynch, Pierce,
Fenner & Smith Inc., Barclays Capital Inc, JP Morgan
Securities LLC, Allen & Co. LLC



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST High Yield Portfolio (JP Morgan
Sleeve)

1.   Name of Issuer:   MarkWest Energy Partners, L.P. /
MarkWest Energy Finance Corporation

2.   Date of Purchase:  October 25, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $615,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Barclays Capital

7. Other Members of the Underwriting Syndicate: Barclays Capital Inc, BNP Paribas Securities Corp, JP Morgan Securities LLC, SunTrust Robinson Humphrey, Inc, US Bancorp Investments Inc, Capital One Southcoast Inc, Comerica Securities, Inc, Natixis Securities Americas LLC, SMBC Nikko Capital Markets LImited



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST J.P. Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Verizon Communications

2.   Date of Purchase:  October 27, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $999,380

5.   Price Per Unit:  $99.938

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Credit Suisse Securities

7. Other Members of the Underwriting Syndicate: Credit Suisse, Deutsche Bank Securities Inc, Morgan Stanley, RBC Capital Markets, UBS Securities LLC, Bank of Tokyo-Mitsubishi UFJ Ltd/N, Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets Inc, Goldman Sachs & Co, JP Morgan Securities, Mizuho Securities USA Inc, RBS Securities Inc, Santander Investment Securities Inc, Wells Fargo Securities LLC



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST J.P Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Bank of Montreal

2.   Date of Purchase:  October 26, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $249,935

5.   Price Per Unit:  $99.974

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Barclays Capital Inc

7. Other Members of the Underwriting Syndicate: Barclays Capital, BMO Capital Markets Corp, JP Morgan Securities, RBS Securities Inc, Bank of America Merrill Lynch, CIBC World Markets, Desjardins Securities Inc, HSBC Securities, Morgan Stanley, National Bank of Canada, RBC Capital Markets, Scotia Capital Inc, Societe Generale (Canada), TD Securities, Wells Fargo Securities LLC



[PAGE BREAK]



Advanced Series TrustAnnual period ended 12/31/11File number 811-5186SUB-ITEM
77OTransactions Effected Pursuant to Rule 10f-3      EXHIBITSTransactions
Effected Pursuant to Rule 10f-3I.   Name of Fund:  AST J.P. Morgan Strategic
Opportunities Portfolio	1.   Name of Issuer:   John Deere Capital Corporation
	2.   Date of Purchase:  October 5, 20113.   Number of Securities
Purchased:  N/A4.   Dollar Amount of Purchase:  $831,2345.   Price Per Unit:
$99.5496.   Name(s) of Underwriter(s) or Dealer(s) from whom purchased:  Bank
of America Merrill Lynch7.   Other Members of the Underwriting Syndicate:
Bank of America Merrill Lynch, Citigroup Global Markets Inc, JP Morgan, BBVA Securities Inc, BNP Paribas, Morgan Stanley


[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST J.P. Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Amerisourcebergen Corp

2.   Date of Purchase:  November 18, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $409,417.80

5.   Price Per Unit:  $99.858

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: BofA Merrill Lynch

7. Other Members of the Underwriting Syndicate: JP Morgan Securities LLC, Merrill Lynch, Pierce Fenner & Smith Inc, Wells Fargo Securities, LLC, Mitsubishi UFJ Securities (USA) Inc, Scotia Capital (USA) Inc, US Bancorp Investments Inc, Deutsche Bank Securities Inc, Goldman Sachs & Co, Mizuho Securities USA Inc, PNC Capital Markets LLC



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Amgen Inc.

2.   Date of Purchase:  November 7, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $297,504

5.   Price Per Unit:  $99.168

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Morgan Stanley & Co. LLC.

7. Other Members of the Underwriting Syndicate: Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Inc, JP Morgan Securities LLC, Citigroup Global Markets Inc, Barclays Capital Inc, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc, Goldman, Sachs & Co, Mitsubishi UFJ Securities (USA) Inc, UBS Securities LLC, SMBC Nikko Capital Markets Limited



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   BHP Billiton Finance USA Ltd

2.   Date of Purchase:  November 16, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $852,234.20

5.   Price Per Unit:  $99.097

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Barclays Capital Inc

7. Other Members of the Underwriting Syndicate: Barclays Capital, JP Morgan Securities, ANZ Securities, Bank of Tokyo Mitsubishi Trust Co, BBVA Securities, CIBC World Markets, Credit Agricole CIB, IMI Group, ING Bank NV/United States, Lloyds Capital Markets, Mizuho Securities USA Inc, National Australia Bank Ltd, RBS Securities Corp, Santander Investment Securities Inc, Scotia Capital Inc, SMBC Securities, Societe Generale, Standard Chartered Bank (US), TD Securities



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Canadian Natural Resources

2.   Date of Purchase:  November 10, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $764,242.65

5.   Price Per Unit:  $99.901

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: BNP Paribas Securities

7.   Other Members of the Underwriting Syndicate:  BNP
Paribas, JP Morgan Securities, RBC Capital Markets



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Canadian Natural Resources

2.   Date of Purchase:  November 10, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $557,793.60

5.   Price Per Unit:  $99.606

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: BNP Paribas Securities

7.   Other Members of the Underwriting Syndicate:  BNP
Paribas
Securities, JP Morgan Securities, RBC Capital Markets



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST High Yield Portfolio

1.   Name of Issuer:   CCO Holdings, LLC and CCO Holdings
Capital Corp.

2.   Date of Purchase:  November 30, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $560,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: BofA Merrill Lynch

7. Other Members of the Underwriting Syndicate: Merrill Lynch, Pierce, Fenner & Smith Inc, Citigroup Global Markets, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc, UBS Securities LLC, JP Morgan Securities LLC, U.S. Bancorp Investments, Inc, RBC Capital Markets LLC, Goldman, Sachs & Co, Morgan Stanley & Co LLC, Morgan Joseph TriArtisan LLC, Credit Agricole Securities (USA) Inc



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   EQT Corp

2.   Date of Purchase:  November 2, 2011

3.   Number of Securities Purchased:  N.A

4.   Dollar Amount of Purchase:  $847,176.75

5.   Price Per Unit:  $99.085

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Deutsche Bank Securities

7. Other Members of the Underwriting Syndicate: Deutsche Bank Securities, Barclays Capital, JP Morgan Securities LLC, SunTrust Robinson Humphrey Inc, Mitsubishi UFJ Securities
(USA) Inc, PNC Capital Markets LLC, Goldman, Sachs & Co, The Huntington Investment Company, UBS Securities LLC, US Bancorp Investments Inc, CIBC World Markets Corp, Credit Agricole Securities (USA) Inc



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST High Yield Portfolio

1.   Name of Issuer:   Health Management Assoc

2.   Date of Purchase:  November 8, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $650,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Deutsche Bank Securities

7.   Other Members of the Underwriting Syndicate:  Barclays
Capital, Citigroup Global Markets Inc, Deutsche Bank
Securities Inc, JP Morgan Securities, Morgan Stanley, RBS
Securities Corp, SunTrust Robinson Humphrey Inc, Wells Fargo
Securities LLC



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST High Yield Portfolio

1.   Name of Issuer:   Host Hotels & Resorts LP

2.   Date of Purchase:  November 14, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $135,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: BofA Merrill Lynch

7.   Other Members of the Underwriting Syndicate:  Goldman,
Sachs & Co, JP Morgan Securities, Merrill Lynch, Pierce,
Fenner & Smith, Wells Fargo Securities LLC, BNY Mellon
Capital
Markets LLC, Deutsche Bank Securities Inc, Scotia Capital
Inc,
Banco Bilbao Vizcaya Argentaria, Credit Agricole Securities
USA Inc, Credit Suisse Securities USA LLC, Morgan Keegan &
Co,
Morgan Stanley, PNC Capital Markets, RBC Capital Markets



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Lowe's Companies Inc

2.   Date of Purchase:  November 16, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $48,970.60

5.   Price Per Unit:  $99.94

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Bof A Merrill Lynch

7. Other Members of the Underwriting Syndicate: JP Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Inc, Sun
Trust Robinson Humphrey, Inc, Goldman, Sachs & Co, US Bancorp Investments Inc, Wells Fargo Securities LLC, BB&T Capital Markets, a division of Scott & Stringfellow, LLC, BMO Capital Markets Corp, PNC Capital Markets LLC, RBS Securities Inc, ANZ
Securities Inc, BNY Mellon Capital Markets LLC, The Williams Capital Group, L.P., Muriel Siebert & Co Inc



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Lowe's Companies Inc

2.   Date of Purchase:  November 16, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $70,948.17

5.   Price Per Unit:  $99.927

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Bof A Merrill Lynch

7. Other Members of the Underwriting Syndicate: JP Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Inc, Sun
Trust Robinson Humphrey, Inc, Goldman, Sachs & Co, US Bancorp Investments Inc, Wells Fargo Securities LLC, BB&T Capital Markets, a division of Scott & Stringfellow, LLC, BMO Capital Markets Corp, PNC Capital Markets LLC, RBS Securities Inc, ANZ
Securities Inc, BNY Mellon Capital Markets LLC, The Williams Capital Group, L.P., Muriel Siebert & Co Inc



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan High Yield Portfolio

1.   Name of Issuer:   Lyondellbasell Ind Nv

2.   Date of Purchase:  November 4, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $1,150,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Bof A Merrill Lynch

7. Other Members of the Underwriting Syndicate: Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets Inc, Credit Suisse Securities USA LLC, Deutsche Bank Securities Inc, JP Morgan Securities, UBS Securities LLC, HSBC
Securities, ING Financial Markets, Morgan Stanley, Scotia Capital Inc, UniCredit Capital Markets Inc



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Nisource Finance Corp

2.   Date of Purchase:  November 14, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $697,463.17

5.   Price Per Unit:  $99.78

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Citigroup Global Markets

7.   Other Members of the Underwriting Syndicate:  Barclays
Capital Inc, Citigroup Global Markets Inc, JP Morgan
Securities, BNP Paribas Securities Corp, Deutsche Bank
Securities Inc, Scotia Capital Inc, KeyBanc Capital Markets,
Loop Capital Markets LLC, Mizuho Securities USA Inc



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST High Yield Portfolio

1.   Name of Issuer:   Sally Beauty Holdings

2.   Date of Purchase:  November 3, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $400,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: BofA Merrill Lynch

7.   Other Members of the Underwriting Syndicate:  Bank of
America Merrill Lynch, Credit Suisse, Goldman Sachs & Co, JP
Morgan Securities, Wells Fargo Securities



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Simon Property Group LP

2.   Date of Purchase:  November 10, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $980,939.76

5.   Price Per Unit:  $99.689

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Citigroup Global Markets

7. Other Members of the Underwriting Syndicate: Citigroup Global Markets Inc, JP Morgan Securities, Merrill ynch, Pierce, Fenner & Smith Inc, Deutsche Bank Securities Inc, Goldman, Sachs & Co, Morgan Stanley & Co LLC, Mitsubishi UFJ Securities (USA) Inc, RBC Capital Markets LLC, SMBC Nikko Capital Markets Limited, Sun Trust Robinson Humphrey Inc, US Bancorp Investments Inc



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST High Yield Portfolio

1.   Name of Issuer:   SM Energy Co

2.   Date of Purchase:  November 3, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $1,250,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Wells Fargo Advisors

7. Other Members of the Underwriting Syndicate: Bank of America Merrill Lynch, JP Morgan, Wells Fargo Securities LLC, Barclays Capital, BBVA Securities Inc, Comerica Securities, RBC Capital Markets, Bosc Inc, Capital One Southcoast Inc, Deutsche Bank Securities Inc, Goldman, Sachs & Co, Howard Weil, KeyBanc Capital Markets, Lloyds Securities Inc, Scotia Capital Inc, US Bancorp Investments Inc



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Southern Power Company

2.   Date of Purchase:  November 10, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $197,856.75

5.   Price Per Unit:  $101.465

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: RBS Securities Inc

7.   Other Members of the Underwriting Syndicate:  JP Morgan
Securities LLC, Mizuho Securities USA Inc, RBS Securities
Inc,
UBS Securities LLC, CastleOak Securities L.P., The Williams
Capital Group, L.P.



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST High Yield Portfolio

1.   Name of Issuer:   Sprint Nextel Corp

2.   Date of Purchase:  November 4, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $740,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Goldman Sachs and Co

7.   Other Members of the Underwriting Syndicate:  Bank of
America Merrill Lynch, Barclays Capital, Citigroup Global
Markets Inc, Deutsche Bank Securities Inc, Goldman Sachs &
Co,
JP Morgan Securities, Scotia Capital Inc, Wells Fargo & Co,
Williams Capital Group LP



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST High Yield Portfolio

1.   Name of Issuer:   Sprint Nextel Corp

2.   Date of Purchase:  November 4, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $370,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Deutsche Bank Securities Inc

7.   Other Members of the Underwriting Syndicate:  Bank of
America Merrill Lynch, Barclays Capital, Citigroup Global
Markets Inc, Deutsche Bank Securities Inc, Goldman Sachs &
Co,
JP Morgan Securities, Scotia Capital Inc, Wells Fargo & Co,
Williams Capital Group LP



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Statoil Asia

2.   Date of Purchase:  November 16, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $61,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Deutsche Bank Securities

7.   Other Members of the Underwriting Syndicate:  Bank of
America Merrill Lynch, Deutsche Bank Securities Inc, JP
Morgan Securities



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Statoil Asia

2.   Date of Purchase:  November 16, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $76,869.10

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: BofA Merrill Lynch

7.   Other Members of the Underwriting Syndicate:  Deutsche
Bank Securities Inc, JP Morgan Securities LLC, Merrill Lynch,
Pierce, Fenner & Smith Inc



[PAGE BREAK]




For the fiscal period ended 12/31/2012
File number 811-05186

SUB-ITEM 77-0

EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST J.P.Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  Baxter International Inc


2.   Date of Purchase:  12/14/2011


3.   Number of Securities Purchased:  3,150


4.   Dollar Amount of Purchase:  $314,814.15


5.   Price Per Unit:  $99.941


6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased:  Bank of America Merrill Lynch


7.   Other Members of the Underwriting Syndicate
  See Exhibit A

EXHIBIT A

UNDERWRITER
Citigroup Global Markets Inc
JP Morgan Securities LLC
Credit Suisse Securities (USA) LLC
Goldman, Sachs & Co
Mitsubishi UFJ Securities (USA) Inc
UBS Securities LLC



[PAGE BREAK]




For the fiscal period ended 12/31/2012
File number 811-05186

SUB-ITEM 77-0

EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST J.P.Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  Ecolab Inc


2.   Date of Purchase:  12/5/2011


3.   Number of Securities Purchased:  4,150


4.   Dollar Amount of Purchase:  $414,734.40


5.   Price Per Unit:  $99.936


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Bank of America Merrill Lynch


7.   Other Members of the Underwriting Syndicate
  See Exhibit A

EXHIBIT A

UNDERWRITER
JP Morgan Securities LLC
Mitsubishi UFJ Securities (USA) Inc
SMBC Nikko Capital Markets Limited
Credit Suisse Securities (USA) LLC
Wells Fargo Securities LLC
RBS Securities Inc
U.S. Bancorp Investments Inc
Citigroup Global Markets Inc
UniCredit Capital
BNP Paribas Securities Corp
ING Financial Markets LLC
RBC Capital Markets LLC
The Williams Capital Group, L.P



[PAGE BREAK]




For the fiscal period ended 12/31/2012
File number 811-05186

SUB-ITEM 77-0

EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST High Yield
Portfolio

1.   Name of Issuer:  Fidelity National Inform


2.   Date of Purchase:  12/6/2011


3.   Number of Securities Purchased:  3,500


4.   Dollar Amount of Purchase:  $368,812.50


5.   Price Per Unit:  $105.375


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Bank of America Merrill Lynch


7.   Other Members of the Underwriting Syndicate
  See Exhibit A

EXHIBIT A

UNDERWRITER
HSBC Bank PLC
JP Morgan
RBS Securities Inc
SunTrust Robinson Humphrey
US Bancorp Investments Inc



[PAGE BREAK]




For the fiscal period ended 12/31/2012
File number 811-05186

SUB-ITEM 77-0

EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST High Yield
Portfolio

1.   Name of Issuer:  Ford Motor Credit Company LLC


2.   Date of Purchase:  12/5/2011


3.   Number of Securities Purchased:  12,500


4.   Dollar Amount of Purchase:  $1,272,925


5.   Price Per Unit:  $101.834


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Citigroup Global Markets Inc


7.   Other Members of the Underwriting Syndicate
  See Exhibit A

EXHIBIT A

UNDERWRITER
Barclays Capital Inc
JP Morgan Securities LLC
RBS Securities Inc
BNP Paribas Securities Corp
Credit Agricole Securities (USA) Inc
HSBC Securities (USA) Inc
RBC Capital Markets, LLC



[PAGE BREAK]




For the fiscal period ended 12/31/2012
File number 811-05186

SUB-ITEM 77-0

EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST High Yield
Portfolio

1.   Name of Issuer:  International Lease Finance Corp


2.   Date of Purchase:  12/19/2011


3.   Number of Securities Purchased:  7,500


4.   Dollar Amount of Purchase:  $750,000.00


5.   Price Per Unit:  $100.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Citigroup Global Markets Inc


7.   Other Members of the Underwriting Syndicate
  See Exhibit A

EXHIBIT A

UNDERWRITER
Deutsche Bank Securities Inc
Goldman, Sachs & Co
Morgan Stanley & Co LLC
Barclays Capital Inc
JP Morgan Securities LLC
Macquarie Capital (USA) Inc
Merrill Lynch, Pierce, Fenner & Smith Inc
RBC Capital Markets LLC
UBS Securities LLC



[PAGE BREAK]




For the fiscal period ended 12/31/2012
File number 811-05186

SUB-ITEM 77-0

EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST J.P.Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  Laredo Petroleum Holdings In


2.   Date of Purchase:  12/14/2011


3.   Number of Securities Purchased:  15,800


4.   Dollar Amount of Purchase:  $268,600.00


5.   Price Per Unit:  $17.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Goldman Sachs and Co New York


7.   Other Members of the Underwriting Syndicate
  See Exhibit A

EXHIBIT A

UNDERWRITER
JP Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Inc
Wells Fargo Securities LLC
Tudor, Pickering, Holt & Co Securities Inc
SG Americas Securities LLC
Mitsubishi UFJ Securities (USA) Inc
BMO Capital Markets Corp
BNP Paribas Securities Corp
Scotia Capital (USA) Inc
Capital One Southcoast Inc
BOSC Inc
BB&T Capital Markets, a division of Scott & Stringfellow, LLC
Comerica Securities Inc
Howard Weil Inc



[PAGE BREAK]




For the fiscal period ended 12/31/2012
File number 811-05186

SUB-ITEM 77-0

EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST J.P.Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  Michael Kors Holdings Ltd


2.   Date of Purchase:  12/14/2011


3.   Number of Securities Purchased:  19,100


4.   Dollar Amount of Purchase:  $382,000.00


5.   Price Per Unit:  $20.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Morgan Stanley And Company LLC New
York


7.   Other Members of the Underwriting Syndicate
  See Exhibit A

EXHIBIT A

UNDERWRITER
Morgan Stanley & Co LL
JP Morgan Securities LLC
Goldman, Sachs & Co
Robert W. Baird & Co Inc
Jefferies & Co Inc
Nomura Securities International Inc
Piper Jaffray & Co



[PAGE BREAK]




For the fiscal period ended 12/31/2012
File number 811-05186

SUB-ITEM 77-0

EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST High Yield
Portfolio

1.   Name of Issuer:  NII Capital Corp


2.   Date of Purchase:  12/5/2011


3.   Number of Securities Purchased:  2,500

4.   Dollar Amount of Purchase:  $246,250


5.   Price Per Unit:  $98.50


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Deutsche Bank Securities


7.   Other Members of the Underwriting Syndicate
  See Exhibit A

EXHIBIT A

UNDERWRITER
Credit Suisse Securities (USA) LLC
Goldman, Sachs & Co
JP Morgan Securities LLC
Citigroup Global Markets Inc
HSBC Securities (USA) Inc
Morgan Stanley & Co LLC



[PAGE BREAK]




For the fiscal period ended 12/31/2012
File number 811-05186

SUB-ITEM 77-0

EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST Academic
Strategies Asset Allocation Portfolio

1.   Name of Issuer:  Zynga Inc


2.   Date of Purchase:  12/15/2011


3.   Number of Securities Purchased:  6,700


4.   Dollar Amount of Purchase:  $67,000.00


5.   Price Per Unit:  $10.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Morgan Stanley And Company LLC New
York


7.   Other Members of the Underwriting Syndicate
  See Exhibit A

EXHIBIT A

UNDERWRITER
Goldman, Sachs & Co
Merrill Lynch, Pierce, Fenner & Smith Inc
Barclays Capital Inc
JP Morgan Securities LLC
Allen & Company LLC



[PAGE BREAK]




For the fiscal period ended 12/31/2012
File number 811-05186

SUB-ITEM 77-0

EXHIBITS

Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  Advanced Series Trust - AST J.P.Morgan
Strategic Opportunities Portfolio

1.   Name of Issuer:  Zynga Inc


2.   Date of Purchase:  12/15/2011


3.   Number of Securities Purchased:  58,900


4.   Dollar Amount of Purchase:  $589,000.00


5.   Price Per Unit:  $10.00


6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased: Morgan Stanley And Company LLC New
York


7.   Other Members of the Underwriting Syndicate
  See Exhibit A

EXHIBIT A

UNDERWRITER
Goldman, Sachs & Co
Merrill Lynch, Pierce, Fenner & Smith Inc
Barclays Capital Inc
JP Morgan Securities LLC
Allen & Company LLC



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST High Yield Portfolio

1.   Name of Issuer:   Swift Energy Co

2.   Date of Purchase:  November 15, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $708,965.40

5.   Price Per Unit:  $99.156

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Credit Suisse Securities

7. Other Members of the Underwriting Syndicate: Credit Suisse Securities USA LLC, Goldman Sachs & Co, JP Morgan Securities, RBC Capital Markets, Wells Fargo Securities LLC, BNP Paribas, Lloyds Securities Inc, BBVA Securities Inc, Comerica Securities, Natixis, New York NY, US Bancorp



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Teva Pharmaceutical Finance Company

2.   Date of Purchase:  November 7, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $929,218.80

5.   Price Per Unit:  $99.916

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Citigroup Global Markets

7.   Other Members of the Underwriting Syndicate:  Barclays
Capital, BNP Paribas, Citigroup Global Markets Inc, Credit
Suisse, Goldman Sachs & Co, HSBC Securities, JP Morgan,
Morgan Stanley





[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Transocean Inc

2.   Date of Purchase:  November 30, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $619,665.20

5.   Price Per Unit:  $99.946

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Barclays Capital Inc

7. Other Members of the Underwriting Syndicate: Barclays Capital Inc, Credit Suisse Securities (USA) LLC, Mitsubishi UFJ Securities (USA) Inc, Wells Fargo Securities LLC, Citigroup Global Markets Inc, JP Morgan Securities LLC, Credit
Agricole Securities (USA) Inc, DNB Markets Inc, Goldman Sachs & Co, Standard Chartered Bank




[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Unitedhealth Group Inc

2.   Date of Purchase:  November 7, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $123,321.72

5.   Price Per Unit:  $99.45

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Goldman Sachs & Co

7.   Other Members of the Underwriting Syndicate:  Goldman
Sachs & Co, Morgan Stanley & Co LLC, RBS Securities Inc, US
Bancorp Investments Inc, Barclays Capital, Citigroup Global
Markets Inc, Credit Suisse Securities (USA) LLC, Deutsche
Bank
Securities Inc, JP Morgan Securities LLC, Merrill Lynch,
Pierce, Fenner & Smith Inc, UBS Securities LLC, Wells Fargo
Securities LLC, BB&T Capital Markets, a division of Scott &
Stringfellow, LLC, BNY Mellon Capital Markets LLC, Fifth
Third
Securities Inc, HSBC Securities (USA) Inc, KeyBanc Capital
Markets Inc, Mitsubishi UFJ Securities (USA) Inc, Morgan
Keegan & Company Inc, PNC Capital Markets LLC, The Williams
Capital Group, L.P.



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST High Yield Portfolio

1.   Name of Issuer:   Windstream Corp

2.   Date of Purchase:  November 7, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $295,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Citigroup Global Markets

7.   Other Members of the Underwriting Syndicate:  BNP
Paribas, Citigroup Global Markets Inc, JP Morgan, RBC Capital
Markets, RBS Securities Inc, Wells Fargo Securities LLC



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST High Yield Portfolio

1.   Name of Issuer:   WPX Energy Inc

2.   Date of Purchase:  November 7, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $650,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Citigroup Global Markets

7. Other Members of the Underwriting Syndicate: Barclays Capital, BNP Paribas, Citigroup Global Markets Inc, Credit Agricole CIB, JP Morgan, Banco Bilbao Vizcaya Argentaria, Bank of Oklahoma, Bosc Inc, Compass Bank, DNB Nor Markets Inc, Mitsubishi UFJ Securities USA Inc, Mizuho Securities USA Inc, RBS Securities Inc, Scotia Capital Inc, SMBC Nikko Capital Markets Ltd, US Bancorp Investments Inc



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST High Yield Portfolio

1.   Name of Issuer:   WPX Energy Inc

2.   Date of Purchase:  November 7, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $650,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Citigroup Global Markets

7. Other Members of the Underwriting Syndicate: Barclays Capital, BNP Paribas, Citigroup Global Markets Inc, Credit Agricole CIB, JP Morgan, Banco Bilbao Vizcaya Argentaria, Bank of Oklahoma, Bosc Inc, Compass Bank, DNB Nor Markets Inc, Mitsubishi UFJ Securities USA Inc, Mizuho Securities USA Inc, RBS Securities Inc, Scotia Capital Inc, SMBC Nikko Capital Markets Ltd, US Bancorp Investments Inc



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST High Yield Portfolio

1.   Name of Issuer:   WPX Energy Inc

2.   Date of Purchase:  November 7, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $650,000

5.   Price Per Unit:  $100.00

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Citigroup Global Markets

7. Other Members of the Underwriting Syndicate: Barclays Capital, BNP Paribas, Citigroup Global Markets Inc, Credit Agricole CIB, JP Morgan, Banco Bilbao Vizcaya Argentaria, Bank of Oklahoma, Bosc Inc, Compass Bank, DNB Nor Markets Inc, Mitsubishi UFJ Securities USA Inc, Mizuho Securities USA Inc, RBS Securities Inc, Scotia Capital Inc, SMBC Nikko Capital Markets Ltd, US Bancorp Investments Inc



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Xstrata Canada Finance Corp

2.   Date of Purchase:  November 3, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $754,290.30

5.   Price Per Unit:  $99.906

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Barclays Capital Inc

7. Other Members of the Underwriting Syndicate: Barclays Capital, Citigroup Global Markets Inc, Deutsche Bank Securities Inc, HSBC Securities, JP Morgan, RBS Securities Inc, Commerz Markets LLC, Credit Agricole Securities USA Inc, Lloyds Securities Inc, Mitsubishi UFJ Securities USA Inc, Mizuho Securities USA Inc, RBC Capital Markets, Santander Investment Securities Inc



[PAGE BREAK]



Advanced Series Trust
Annual period ended 12/31/11
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3


EXHIBITS


Transactions Effected Pursuant to Rule 10f-3

I.   Name of Fund:  AST JP Morgan Strategic Opportunities
Portfolio

1.   Name of Issuer:   Xstrata Canada Finance Corp

2.   Date of Purchase:  November 3, 2011

3.   Number of Securities Purchased:  N/A

4.   Dollar Amount of Purchase:  $395,116

5.   Price Per Unit:  $98.779

6. Name(s) of Underwriter(s) or Dealer(s) from whom purchased: Barclays Capital Inc

7. Other Members of the Underwriting Syndicate: Barclays Capital, Citigroup Global Markets Inc, Deutsche Bank Securities Inc, HSBC Securities, JP Morgan, RBS Securities Inc, Commerz Markets LLC, Credit Agricole Securities USA Inc, Lloyds Securities Inc, Mitsubishi UFJ Securities USA Inc, Mizuho Securities USA Inc, RBC Capital Markets, Santander Investment Securities Inc